John Hancock New York Tax-Free Income Fund

(the “Fund”)

Supplement dated June 26, 2013 to the current Summary Prospectus

The following information supplements the portfolio manager information in the Fund Summary section of the prospectus under the heading “Portfolio management.”

Effective June 28, 2013, Frank A. Lucibella, CFA, will no longer serve as a portfolio manager of John Hancock Massachusetts Tax-Free Income Fund and John Hancock New York Tax-Free Income Fund (the “Funds”). Accordingly, all references to Frank A. Lucibella, CFA, as a portfolio manager on the investment management team of the Funds are removed from the Prospectuses for all share classes of the Funds. Dianne M. Sales, CFA, will continue as portfolio manager of the Funds.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.